UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

MON SPACE NET INC.

(Exact name of registrant as specified in its charter)

Nevada	333-210519	81-2629386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100.3.041, 129 Offices, Block J, Jaya One, No. 72A, Jalan Universiti, Section 13, Petaling Jaya, Malaysia	46200
(Address of principal executive offices)	(Zip Code)

+60322820888

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Definitive Material Agreement

On April 7, 2017, Mon Space Net Inc. (the “Company”) entered into an acquisition agreement (the “Acquisition Agreement”) with the shareholders of Monspacemall Sdn Bhd (the “Selling Shareholders”), a company formed under the laws of Malaysia (“Monspacemall”) pursuant to which Company agreed to purchase 100% equity interest, or 100,000 ordinary shares of Monspacemall for an aggregate purchase of US$50,000. The consummation of the acquisition is subject to the completion of the audit for Monspacemall. The Acquisition Agreement contains customary representations and warranties by the Company and the Selling Shareholders. The acquisition, upon closing, may be deemed as a related-party transaction as the majority shareholder of Monspacemall, Dato’ Sri Lai Chai Suang, is the Chief Executive Officer of our company.

The foregoing description of the terms of the Acquisition Agreement does not purport to be complete and are qualified in their entirety by reference to the provisions of such agreement, which is filed as exhibits 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On March 28, 2017, Company incorporated MSNI (M) Sdn. Bhd., a company formed under the laws of Malaysia (“MSNI Malaysia”). As a wholly-owned subsidiary of our company, MSNI Malaysia entered into a collaboration agreement (the “Collaboration Agreement”) with Monspacemall on April 7, 2017. Pursuant to the Collaboration Agreement, MSNI Malaysia agreed to conduct its business jointly with Monspacemall under the name of “monspacemall.com”. As part of the collaboration, MSNI Malaysia has agreed to contribute to the business an initial consumer database of up to 500,000 members, whereas Monspacemall has agreed to provide services in connection with the management and operation of the e-commerce engine with domain name “monspacemall.com”. In consideration of its respective contribution to the collaboration, MSNI Malaysia and Monspacemall will each receive 50% of the profit generated from monspacemall.com.

The foregoing description of the terms of the Collaboration Agreement does not purport to be complete and are qualified in their entirety by reference to the provisions of such agreement, which is filed as exhibits 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Acquisition Agreement by and among Mon Space Net Inc. Dato’ Sri Lai Chai Suang and Wong Tat Foong dated April 7, 2017
10.2	Collaboration Agreement by and between MSNI (M) Sdn. Bhd. and Monspacemall Sdn Bhd dated April 7, 2017
21.1	List of Subsidiary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MON SPACE NET INC.

Date: April 20, 2017	By:	/s/ Lai Chuai Suang
President, Chief Executive Officer

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